                   CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR


   I hereby consent to my inclusion as a prospective director of UST Corp. in the Registration Statement on Form S-4 of UST Corp. (File no. 333-45809), including the Proxy Statement--Prospectus constituting a part thereof, and any amendments thereto.


                                             /s/ James F. Drew
                                             --------------------------
                                             James F. Drew